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                                10,000,000 Shares

                          INTERSIL HOLDING CORPORATION

                              Class A Common Stock

                             UNDERWRITING AGREEMENT

                                                                          , 2000

CREDIT SUISSE FIRST BOSTON CORPORATION,
FLEETBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SG COWEN SECURITIES CORPORATION
      As Representatives of the Several Underwriters,
            c/o CREDIT SUISSE FIRST BOSTON CORPORATION
                  Eleven Madison Avenue,
                       New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Intersil Holding Corporation, a Delaware corporation ("Company"), proposes to issue and sell 3,000,000 shares of its Class A Common Stock ("Securities") and the stockholders listed in Schedule A hereto ("Selling Stockholders") propose severally to sell an aggregate of 7,000,000 outstanding shares of the Securities (such 10,000,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 500,000 additional shares of its Securities, and Sterling Holding Company, LLC ("Sterling") also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 956,906 additional outstanding shares of the Company's Securities and Citicorp Mezzanine Partners, L.P. ("CMP") also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 43,094 additional outstanding Shares of the Company's Securities, as set forth below (such 1,500,000 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company and the Selling Stockholders hereby agree, severally and not jointly, with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-44606) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either
         (A) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act

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                                                                               2

         pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the

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         Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C), on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Selling Stockholder or by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than as described in the Prospectus.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will be, validly

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         issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities to be sold by the Company, except as disclosed in the Prospectus.

                  (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than the Registration Rights Agreement (the "Registration Rights Agreement"), dated August 13, 1999, among the Company, Intersil Corporation, Manatee Investment Corporation, Sterling and the other stockholders of the Company.

                  (viii) The Offered Securities have been approved for listing on The Nasdaq Stock Market's National Market subject to notice of issuance.

                  (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act or the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission thereunder and such as may be required under state securities or blue sky laws.

                  (x) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or, to the knowledge of the Company, foreign, applicable to or having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and good and valid title to all other properties and assets owned by them and necessary to conduct the business now operated by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property necessary to conduct the business now operated by them under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

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                  (xiii) The Company and its subsidiaries possess adequate
         certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them (subject to such qualifications as may be set forth in the prospectus or except where the failure to so possess would not, singularly or in the aggregate, have a Material Adverse Effect) and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (xv) Except as disclosed in the Prospectus, the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them and, except as disclosed in the Prospectus, have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property which to the actual knowledge of any such party is contaminated with any substance that is subject to any environmental laws, is in receipt of any written notice which asserts liability for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim, except for any such claim that would not have a Material Adverse Effect.

                  (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would be reasonably likely to individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened.

                  (xviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company (including its predecessor) and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and management believes the assumptions used in preparing the pro forma financial statements, and the related notes thereto, included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to

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         the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, since the date of the most recent audited financial statements of the Company there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxi) The Company has taken all action reasonably necessary to enable CMP to deliver and sell the CMP Shares (as defined) to the Underwriters as contemplated by this Agreement.

         (b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder or the Custodian, as the case may be, on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder or the Custodian, as the case may be, on such Closing Date.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial


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         Registration Statement, the Initial Registration Statement and the
         Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (iv) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Selling Stockholder, except such as have been obtained and made under the Act and the Rules and Regulations of the Commission thereunder and such as may be required under state securities or blue sky laws in connection with the offer and sale of the Offered Securities by the Selling Stockholder.

                  (v) CMP has taken all action reasonably necessary to enable it to deliver and sell the CMP Shares (as defined) to the Underwriters as contemplated by this Agreement.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 3,000,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder (other than for the Offered Securities to be sold by Sterling and CMP) have been placed in custody, for delivery under this Agreement, under Custody Agreements made with Equiserve Trust Company, as custodian ("Custodian"). Each such Selling Stockholder agrees that the shares represented by the certificates held in custody for such Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust, except as provided in the Custody Agreement with respect to the Selling Stockholders party thereto. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death

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or other event or termination had not occurred, regardless of whether or not the
Custodian shall have received notice of such death or other event or termination.

         The Company, the Custodian, Sterling and CMP will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account previously designated to CSFBC by the Company, Sterling, CMP and the Custodian, as the case may be, at a bank acceptable to CSFBC drawn to the order of (i) Intersil Holding Corporation in the case of 3,000,000 shares of Firm Securities, (ii) Sterling Holding Company, LLC in the case of 5,950,554 shares of Firm Securities, (iii) Citicorp Mezzanine Partners, L.P. in the case of 267,981 shares of Firm Securities and (iv) Equiserve Trust Company in the case of 781,465 shares of Firm Securities at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, NY 10019, at 9:00 A.M., New York time, on , 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Cravath, Swaine & Moore, at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company, Sterling and CMP from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company, Sterling and CMP agree, severally and not jointly, to sell to the Underwriters, the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase the Optional Securities. Such Optional Securities shall be purchased from the Company, Sterling and CMP for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. In the event that the over-allotment option is exercised by the Underwriters in part but not in full, the amount of Optional Securities purchased by the Underwriters from the Company, Sterling and CMP shall be in exact proportion to the amount of Optional Securities purchased by the Underwriters from the Company, Sterling and CMP had the over-allotment option been exercised by the Underwriters in full. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company, Sterling and CMP.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company, Sterling and CMP will deliver the applicable Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account or accounts designated by the Company, Sterling and CMP, as the case may be, acceptable to CSFBC at a bank acceptable to CSFBC drawn to the order of (i) Intersil Holding Corporation in the case of 500,000 shares of Optional Securities, (ii) Sterling Holding Company, LLC in the case of 956,906 shares of Optional Securities and (iii) Citicorp Mezzanine Partners, L.P. in the case of 43,094 shares of Optional Securities, at the above office of Cravath, Swaine &

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                                                                               9

Moore. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Cravath, Swaine & Moore, at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. The Company and, as specifically set forth below, the Selling Stockholders, severally and not jointly, each with respect to themselves agree with the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (b) The Company will advise CSFBC and the Selling Stockholders promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's prior consent; and the Company will also advise CSFBC and the Selling Stockholders promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC and the Selling Stockholders of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives and the Selling Stockholders copies of each Registration Statement (seven of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished in New York City on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company, in cooperation with the Underwriters and their counsel, will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (h) The Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incidental to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for all fees and expenses incidental to the qualification of the Offered Securities for quotation on The Nasdaq Stock Market's National Market and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Underwriters of the completion of the distribution of the Offered Securities, neither the

         Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities; provided, however, that neither Citicorp Venture Capital, Ltd. nor any subsidiary or affiliate of Citicorp Venture Capital, Ltd. shall be considered an affiliate of the Company for purposes of this Section 5(i).

                  (j) In connection with the offering, until CSFBC shall have notified the Company and the other Underwriters of the completion of the distribution of the Offered Securities, neither Citicorp Venture Capital, Ltd. nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (k) For a period of 90 days after the First Closing Date, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC. Notwithstanding the foregoing sentence, during this 90 day period, the Company may (i) issue Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, (ii) grant employee stock options pursuant to the terms of a plan in effect on the date hereof,
         (iii) issue Securities pursuant to the exercise of such options, (iv) file registration statements on Form S-8 and amendments thereto in connection with those stock options or employee stock purchase plans of the Company in existence on the Closing Date, (v) file post-effective amendments to Form S-1 or Form S-4, as needed, and (vi) issue shares registered pursuant to a Registration Statement on Form S-4 and amendments thereto or otherwise issue shares or options in acquisitions or business combinations in which the acquiror or acquirors of such shares or options agree(s) to the foregoing restrictions.

                  (l) The Company will apply the net proceeds of the offering and the sale of the Offered Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds."

                  (m) Each Selling Stockholder listed on Schedule C agrees, for a period of 90 days after the First Closing Date, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC.

                  (n) Each of the Selling Stockholders agrees to deliver to CSFBC, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (o) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, (i) with respect to Julie B. Forbes, Karl McCalley and Raymond D. Odom, such Selling Stockholder has knowledge of any event that has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact concerning such Selling Stockholder or information provided by such Selling Stockholder necessary to make the statements therein concerning such Selling Stockholder or information provided by such Selling Stockholder, in light of the circumstances under which they were made, not misleading, (ii) with respect to all other Selling Stockholders, such Selling Stockholder has knowledge of any event that has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) if any of the Selling Stockholders referenced in Section 5(o)(ii) of this Agreement has knowledge that it is necessary at any time to amend the Prospectus to comply with the Act, such Selling Stockholder will promptly notify CSFBC and the Company of such event.

                  (p) Each Selling Stockholder agrees with the several Underwriters that such Selling Stockholder will pay for any transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and, in all material respects (except where such representations and warranties are, by their terms, already qualified by materiality), the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
         Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the consolidated financial
                  statements and financial schedules audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) on the basis of a reading of the latest
                  available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (B) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net revenues, operating income (loss), net income (loss) or in the total or per share amounts of consolidated net income, except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                           (iii) in their opinion, with respect to the unaudited
                  pro forma combined condensed statement of operations included in the Prospectus, (A) the assumptions of each of the Company's management provide a reasonable basis for presenting the significant effects directly attributable to the transactions described in the introductory information to these unaudited pro forma condensed consolidated financial statements, (B) the related pro forma adjustments give appropriate effect to those assumptions and (C) the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in these pro forma combined condensed statement of operations;

                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         The Representatives also shall have received a letter from Ernst & Young LLP describing the procedures undertaken by Ernst & Young LLP with respect to backlog amounts of the Company.

                  For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholders, the Company or the Representatives, shall be threatened by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the U.S. Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Dechert, counsel for the Company, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions listed in such opinion;

                           (ii) The Offered Securities delivered on such Closing
                  Date and all other outstanding shares of the common stock of the Company have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities to be sold by the Company;

                           (iii) There are no contracts, agreements or
                  understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than the Registration Rights Agreement;

                           (iv) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities or blue sky laws, and except for such consents, approvals, authorizations, orders or filings the failure of which to obtain or make would not result in a Material Adverse Effect;

                           (v) Except as disclosed in the Prospectus, insofar as
                  is known to such counsel, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would be reasonably likely to have a Material Adverse Effect;

                           (vi) The execution, delivery and performance of this
                  Agreement or the Custody Agreement and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material New York or Federal statute, rule, regulation applicable to the Company or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties and which order is known to such counsel, or any agreement or instrument listed in such opinion (other than the failure by the Company to provide proper notice of the offering to the other parties to the Registration Rights Agreement), or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (vii) The Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each Registration Statement and the

                  Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations (except as to the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which such counsel expresses no opinion); and

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                  In addition, such counsel shall state in a separate letter that they have participated in conferences with officers and other representatives of the Company and representatives of the Underwriters and its counsel during which the contents of the Registration Statement and related matters were discussed and reviewed and, although such counsel has not independently verified, is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and have relied as to materiality to a large extent upon the statements of officers and other representatives of the Company, on the basis of the information that was developed in the course of the services referred to above, considered in the light of such counsel's understanding of the applicable law, that nothing came to their attention that caused them to believe that any part of a Registration Statement or any amendment or supplement thereto made prior to the Closing Date (other than the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which such counsel expresses no opinion), as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto, made prior to the Closing Date (other than the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which such counsel expresses no opinion), as of the date of the Prospectus or any amendment or supplement thereto or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Underwriters (which opinion will be attached thereto), and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States.

                  (e) The Representatives shall have received the opinions contemplated in the Power of Attorney executed and delivered by Gregory
         L. Williams, Larry W. Sims, Daniel J. Heneghan, Karl McCalley, Ray D. Odom and Stephen M. Moran, and an opinion, dated such Closing Date, of Stephen M. Moran, counsel for such Selling Stockholders, to the effect that:

                           (i) Each such Selling Stockholder had valid and
                  unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder; and the several

                  Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from such Selling Stockholders on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by any such Selling Stockholder for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and may be required under state securities laws;

                           (iii) The execution, delivery and performance of the
                  Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any such Selling Stockholder or any of their properties or any agreement or instrument to which any such Selling Stockholder is a party or by which any such Selling Stockholder is bound or to which any of the properties of any such Selling Stockholder is subject;

                           (iv) The Power of Attorney and related Custody
                  Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (v) This Agreement has been duly authorized, executed
                  and delivered by each such Selling Stockholder.

                  (f) The Representatives shall have received an opinion, dated as of the First Closing Date, of Dechert, counsel for Sterling, to the effect that:

                           (i) Upon delivery by Sterling of the Offered
                  Securities to be sold by Sterling (the "Sterling Shares") to the Underwriters against payment therefor as contemplated by this Agreement and registration of the Sterling Shares in the names of the Underwriters in the stock records of the Company, the Underwriters will have acquired valid title to the Sterling Shares, free and clear of all adverse claims. For purposes of such opinion, counsel shall have assumed that the Underwriters will have purchased the Sterling Shares for value in good faith and without notice of any adverse claim in the Sterling Shares and will take possession on the Closing Date of the certificates representing the Sterling Shares and the instruments pursuant to which Sterling has assigned the Sterling Shares to the Underwriters. The term "adverse claim" as used in such opinion has the meaning given such term in
                  Article 8 of the Uniform Commercial Code as adopted in the State of New York (the "UCC") and does not include (A) any claim which arises through the Underwriters or any person claiming through the Underwriters (such as any security interest the Underwriters may have granted in the Sterling Shares) and (B) any adverse claim which would not be extinguished upon the purchase of the Sterling Shares by a person who qualifies as a "protected purchaser" under Section 8-303 of the UCC. Such counsel shall have also assumed that such Underwriters' rights are not limited by subsection (c) of
                  Section 8-302 of the UCC;

                           (ii) Pursuant to the laws of the State of New York
                  and the United States of America, and the Limited Liability Company Act of the State of Delaware, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by Sterling for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Sterling Shares, except such as have been or will be obtained or made under the Act and such as may be required under state securities laws;

                           (iii) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material New York or Federal statute, rule or regulation or the Limited Liability Company Act of the State of Delaware applicable to Sterling or any order of any governmental agency or body or any court having jurisdiction over Sterling or any of its properties and which order is known to such counsel, or any agreement or instrument listed on Schedule A to such opinion, or the certificate of formation, limited liability company agreement or any other constitutive documents of Sterling, and Sterling has full power and authority to sell the Sterling Shares as contemplated by this Agreement; and

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by one of the Attorneys (as defined in the Power of Attorney) on behalf of Sterling.

                  (g) The Representatives shall have received an opinion, dated as of the First Closing Date, of Kirkland & Ellis, counsel for CMP, to the effect that:

                           (i) Upon delivery by CMP of the Offered Securities to
                  be sold by CMP (the "CMP Shares") to the Underwriters against payment therefor as contemplated by this Agreement and registration of the CMP Shares in the names of the Underwriters in the stock records of the Company, the Underwriters will have acquired valid title to the CMP Shares, free and clear of all adverse claims. For purposes of such opinion, counsel shall have assumed that the Underwriters will have purchased the CMP Shares for value in good faith and without notice of any adverse claim in the CMP Shares and will take possession on the Closing Date of the certificates representing the CMP Shares and the instruments pursuant to which CMP has assigned the CMP Shares to the Underwriters. The term "adverse claim" as used in such opinion has the meaning given such term in Article 8 of the Uniform Commercial Code as adopted in the State of New York (the "UCC") and does not include (A) any claim which arises through the Underwriters or any person claiming through the Underwriters (such as any security interest the Underwriters may have granted in the CMP Shares) and (B) any adverse claim which would not be extinguished upon the purchase of the CMP Shares by a person who qualifies as a "protected purchaser" under Section 8-303 of the UCC. Such counsel shall have also assumed that such Underwriters' rights are not limited by subjection (c) of
                  Section 8-302 of the UCC;

                           (ii) Pursuant to the laws of the State of New York
                  and the United States of America, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by CMP for the consummation of the transactions contemplated by this Agreement in connection with the sale of the CMP Shares, except such as have been or will be obtained or made under the Act and such as may be required under state securities laws;

                           (iii) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material New York or Federal statute, rule or regulation applicable to CMP or any order of any governmental agency or body or any court having jurisdiction over CMP or any of its properties and which order is known to such counsel, or any agreement or instrument listed on Schedule A to such opinion, or the certificate of formation, limited partnership agreement or any other constitutive documents of CMP, and CMP has full power and authority to sell the CMP Shares as contemplated by this Agreement; and

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by CMP.

                  (h) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation and in their capacity as such officers, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Senior Vice President and any authorized representative of Sterling in which such officers or representatives, to the best of their knowledge and after reasonable investigation and in their capacity as such officers or representatives, on behalf of Sterling, shall state that: all the representations and warranties of Sterling contained in this Agreement are true and correct on the date hereof with the same force and effect as if made on and as of the date hereof; and Sterling has complied with all of the agreements and satisfied all conditions on its part contained in this Agreement and required to be complied with or satisfied by Sterling on or prior to such Closing Date.

                  (k) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Senior Vice President and any authorized representative of CMP in which such officers or representatives, to the best of their knowledge and after reasonable investigation and in their capacity as such officers or representatives, on behalf of CMP, shall state that: all the representations and warranties of CMP contained in this Agreement are true and correct on the date hereof with the same force and effect as if made on and as of the date hereof; and CMP has complied with all of the agreements and satisfied all conditions on its part contained in this Agreement and required to be complied with or satisfied by CMP on or prior to such Closing Date.

                  (l) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (m) The Company shall have received a waiver from each party thereto (other than the Company) with respect to registration rights granted to such party under the Registration Rights Agreement.

                  (n) The lock-up agreements between the Representatives, directors, officers and shareholders listed on Schedule C hereto, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

         The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased the Offered Securities concerned to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities, a copy of the Prospectus (as amended or supplemented), if the Company had previously furnished copies thereof to such Underwriter.

         Insofar as the foregoing indemnity agreement, or the representations and warranties contained in Section 2(b), may permit indemnification for liabilities under the Act of any person who is an Underwriter or a partner or controlling person of an Underwriter within the meaning of
Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, the Company has been advised that in the opinion of the Commission such provisions may contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of appropriate jurisdiction (unless in the opinion of counsel for the Company the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Company will be governed by the final adjudication of such issue.

         (b) Each Selling Stockholder will, severally and not jointly, indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the paragraph on the cover page concerning the terms of the Offering by the Underwriters, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the tenth and twelfth paragraphs under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase the Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to the Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders and of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by each of them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Stockholders will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at Intersil Holding Corporation, 7875 Irvine Center Drive, Suite 100, Irvine CA 92618, Attention: Stephen M. Moran, with a copy to Dechert, 4000 Bell Atlantic Tower, 1717 Arch Street,

Philadelphia, PA 19103, Attention: Christopher G. Karras, or, if sent to the Selling Stockholders, will be mailed, delivered or telegraphed and confirmed to it c/o Intersil Holding Corporation, 7875 Irvine Center Drive, Suite 100, Irvine CA 92618, Attention: Stephen M. Moran, with a copy to Dechert, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, Attention: Christopher
G. Karras; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company and the Selling Stockholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

                                      Very truly yours,

                                      INTERSIL HOLDING CORPORATION,

                                         By
                                           -------------------------------------
                                            Name:
                                            Title:




                                      THE SELLING STOCKHOLDERS LISTED ON
                                      SCHEDULE A HERETO (OTHER THAN STERLING AND
                                      CMP),

                                         By
                                           -------------------------------------
                                            Name:
                                            Title: Attorney-in-fact



                                      STERLING HOLDING COMPANY, LLC,

                                         By
                                           -------------------------------------
                                              Name:
                                              Title:


                                      CITICORP MEZZANINE PARTNERS, L.P.,

                                         By
                                           -------------------------------------
                                              Name:
                                              Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
FLEETBOSTON ROBERTSON STEPHENS INC.
LEHMAN BROTHERS INC.
CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SG COWEN SECURITIES CORPORATION

         Acting on behalf of themselves and as the Representatives of the several Underwriters.

         By CREDIT SUISSE FIRST BOSTON CORPORATION

               By
                 -------------------------------------------
                 Name:
                 Title:

                                   SCHEDULE A




                                                                                                 Number of
                                                                              Number of         Optional
                                                                            Firm Securities    Securities to
                         Selling Stockholder                                  to be Sold          be Sold
                         -------------------                               ----------------    -------------


Sterling Holding Company, LLC..........................................           5,950,554      956,906
Citicorp Mezzanine Partners, L.P.......................................             267,981       43,094
Gregory L. Williams and Linda Williams.................................             299,967         ----
W. Russell Morcom Revocable Trust......................................              85,350         ----
Daniel J. Heneghan and Barbara Heneghen................................              58,902         ----
Larry Sims and Elizabeth Sims..........................................              57,913         ----
Karl McCalley..........................................................              53,514         ----
Ray D. Odom............................................................              53,106         ----
Lawrence J. Ciaccia and Marcia Ciaccia.................................              50,000         ----
Julie B. Forbes Trust dated March 23, 2000.............................              20,357         ----
Peter K. Forbes Trust dated March 23, 2000.............................              20,357         ----
LS Parents Trust No. 00-1..............................................              13,334         ----
ES Parents Trust No. 00-1..............................................              13,334         ----
The Gregory L. Williams and Linda M. Williams Trust dated
   1/28/00 fbo Brooke M. Williams......................................              13,333         ----
The Gregory L. Williams and Linda M. Williams Trust dated
   1/28/00 fbo Tina L. Williams........................................              13,333         ----
W. Russell Morcom Irrevocable Trust fbo Brad Allen Morcom
   dated 12/23/99......................................................              10,000         ----
W. Russell Morcom Irrevocable Trust fbo Todd Russell Morcom
   dated 12/23/99......................................................              10,000         ----
The Gregory L. Williams and Linda M. Williams Trust dated
   1/28/00 fbo Millard L. Williams and Jeanette M. Williams............               5,333         ----
Philip McCalley........................................................               2,000         ----
Jennifer Odom Irrevocable Trust Agreement dated 12/29/99...............                 666         ----
Brian Odom Irrevocable Trust Agreement dated 12/29/99..................                 666         ----
                                                                                  ---------    ---------
   Total...............................................................           7,000,000    1,000,000
                                                                                  =========    =========

                                   SCHEDULE B






                                                                                                 Number of
                                      Underwriter                                             Firm Securities
                                      -----------                                             ---------------

Credit Suisse First Boston Corporation..................................................
FleetBoston Robertson Stephens Inc......................................................
Lehman Brothers Inc.....................................................................
Chase Securities Inc....................................................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated......................................
SG Cowen Securities Corporation.........................................................




   Total................................................................................          10,000,000
                                                                                                  ==========

                                   SCHEDULE C


Lawrence J. Ciaccia and Marcia Ciaccia

Daniel S. Landetta Trustee of the Lawrence J. Ciaccia and
Marcia R. Ciaccia Trust dated 1/20/00 fbo Michael L. Ciaccia

Daniel S. Landetta Trustee for the Lawrence J. Ciaccia and
Marcia R. Ciaccia Trust dated 1/20/00 fbo Lauren A. Ciaccia

Joseph Ciaccia

Julie B. Forbes Trust dated March 23, 2000

Peter K. Forbes Trust dated March 23, 2000

Laura A. Forbes, Trustee of the Peter K. Forbes and Julie B. Forbes Trust dated 1/20/00 fbo Jennifer Leigh Forbes

Laura A. Forbes, Trustee of the Peter K. Forbes and
Julie B. Forbes Trust dated 1/20/00 fbo Jake P. Forbes

Daniel J. Heneghan and Barbara Heneghan

Karl McCalley

Phillip K. McCalley

Cinsy McCalley Krehbiel

Stephen M. Moran

W. Russell Morcom Revocable Trust

W. Russell Morcom Irrevocable Trust fbo Todd Russell
Morcom dated 12/23/99

W. Russell Morcom Irrevocable Trust fbo Brad Allen
Morcom dated 12/23/99

Ray D. Odom

A. Van Catteron, Jr. Trustee Jennifer Odom Irrevocable
Trust Agreement dated 12/29/99

A. Van Catteron, Jr. Trustee Brian Odom Irrevocable
Trust Agreement dated 12/29/99

Larry Sims and Elizabeth Sims

Larry Sims and Elizabeth Sims, Trustee of LES GRAT No. 00-1

Gary Martin Trustee as Trustee of LS Parents Trust No. 00-1

Gary Martin, Trustee, as Trustee of ES Parents Trust No. 00-1

Bank of America NA Trustee of the Gregory L. Williams and
Linda M. Williams Trust dated 1/28/00 fbo Brooke M. Williams

Bank of America NA Trustee of the Gregory L. Williams and
Linda M. Williams Trust dated 1/28/00 fbo Tina L. Williams

Bank of America NA Trustee of the Gregory L. Williams and
Linda Williams Trust dated 1/28/00 fbo Millard L. Williams and Jeanette M. Williams

Gregory L. Williams and Linda M. Williams

DLJSC fbo Gregory L. Williams Account
#640571725 (IRA Shares)

Citicorp Venture Capital, Ltd.

CCT Partners VI, LP

Citicorp Mezzanine Partners, L.P.

[NYCORP;1103593.11:4258W:09/06/00-2:06p]